UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 5, 2007

ALIGN TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-32259	94-3267295
(Commission File Number)	(IRS Employer Identification No.)

881 Martin Avenue, Santa Clara, California	95050
(Address of Principal Executive Offices)	(Zip Code)

(408) 470-1000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 5, 2007, Align Technology, Inc. (“Align”) entered into Amended and Restated Employment Agreements (each an “Amendment”) with each of the following executive officers:  Vice President, Finance and Chief Financial Officer, Eldon M. Bullington, Vice President, Corporate and Legal Affairs, General Counsel and Corporate Secretary, Roger E. George and Vice President, Operations, Len M. Hedge (each an “Executive”).  Each Amendment amends and restates the employment agreement between Align and the applicable Executive each dated March 1, 2003 (the “Original Agreement”) to (1) reflect the equity acceleration provisions in such Executive’s original offer letter that had, due to a transcription error, been inadvertently omitted in the Original Agreement by providing for 12 months additional vesting under all outstanding equity awards if the Executive is terminated without cause or for good reason (as defined in the Amendment) and (2) include language intended to avoid the imposition of taxes pursuant to Section 409A of the Internal Revenue Code on certain payments to the executives due to termination of employment.  The foregoing description is qualified in its entirety by reference to each Amendment attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, as applicable.

On April 5, 2007, Align entered into an Amended and Restated Employment Agreement (the “Prescott Amendment”) amending the employment agreement with Thomas M. Prescott, President and Chief Executive Officer dated April 19, 2005 (the “Prior Agreement”).  The Prior Agreement was amended and restated to include language intended to avoid the imposition of taxes pursuant to Section 409A of the Internal Revenue Code on certain payments to Mr. Prescott due to termination of employment.  The foregoing description is qualified in its entirety by reference to the Prescott Amendment attached hereto as Exhibit 10.4.

ITEM  9.01.           Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement with Eldon M. Bullington, dated April 5, 2007

10.2	Amended and Restated Employment Agreement with Roger E. George date April 5, 2007

10.3	Amended and Restated Employment Agreement with Len M. Hedge date April 5, 2007

10.4	Amended and Restated Employment Agreement with Thomas M. Prescott dated April 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2007	ALIGN TECHNOLOGY, INC.

	By:	/s/ Eldon M. Bullington
Eldon M. Bullington
Vice President of Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement with Eldon M. Bullington, dated April 5, 2007

10.2	Amended and Restated Employment Agreement with Roger E. George date April 5, 2007

10.3	Amended and Restated Employment Agreement with Len M. Hedge date April 5, 2007

10.4	Amended and Restated Employment Agreement with Thomas M. Prescott dated April 5, 2007